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Translated from the French

                                                                  EXHIBIT 10.108


                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


                                    AGREEMENT


THIS AGREEMENT ENTERED INTO ON JANUARY 28, 1999 BY AND BETWEEN:

COLLAGEN AESTHETICS INTERNATIONAL, an American company organized under the laws of Delaware, duly represented by Mr. Gary Petersmeyer, acting to the extent necessary in its name to the benefit of its subsidiaries and more generally of all the Collagen group member companies (hereinafter referred to as "COLLAGEN"),


AND


BIOPHARMEX S.A., a Luxembourgeois company, having its registered office in Luxemburg, 38 avenue du 10 Septembre, 2550 Luxemburg, duly represented by Mr. Guy Feite, duly qualified for the purposes hereof, pursuant to the minutes dated January, 20, 1999, a copy of which is enclosed (hereinafter referred to as "BIOPHARMEX")


RECITALS

A. Biopharmex is the owner of an exclusive manufacturing and/or distribution license for the BIO-PLA Product, more fully described in
        Schedule 1 hereto (hereinafter "THE PRODUCT(S)"), granted by Biopharmex Holding, the holder of all of the rights to the patent and trademark relating to said Product. Pursuant to such license, Biopharmex is duly authorized to grant sublicenses for authorizing the distribution of the Product in the Territory.

B. Collagen is a company with experience and an international reputation in the field of the distribution of products for the esthetic medical markets.

C. Pursuant to the Memorandum of Understanding of January 11, 1999 (hereinafter "THE MEMORANDUM"), the parties have agreed to enter into an agreement pursuant to which Collagen agrees to ensure the distribution of the BIO-PLA product in the Territory.

D. This Agreement entails the express confirmation of the Memorandum between the parties of January 11, 1999, and more specifically the condition precedent for this Agreement entering into effect.

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


NOW, THEREFORE, THE PARTIES HERETO HAVE AGREED AS FOLLOWS:


1.      GRANT

1.1 Biopharmex hereby grants to Collagen, which accepts, the exclusive right to distribute and sell the Products in the Territory, directly or indirectly through one of its subsidiaries or more generally any Collagen group affiliated company, pursuant to the terms and conditions below.

1.2 In enjoyment of its rights by virtue of this Agreement Collagen agrees to make best efforts in a loyal, vigorous and diligent manner to promote the sales of the Products in the Territory.

1.3 Each of the parties agrees to independently exercise the rights and obligations conferred on it pursuant to this Agreement in good faith.


2.      EXCLUSIVE NATURE

2.1 Pursuant to this Agreement Collagen shall have the exclusive right to distribute the Product to doctors in the Territory. Biopharmex shall not grant equivalent rights or rights of the same nature to any third parties throughout the term of this Agreement with the exception of the 21 countries appearing in Article 2.2 below.

2.2 The exclusive distribution rights granted to Collagen shall be exercised in the Territory which shall be the whole world with the exception of the 21 following countries: Argentina, Belize, Bolivia, Brazil, Chile, Costa Rica, Colombia, Cuba, Ecuador, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, San Salvador, Surinam, Uruguay, Venezuela.

        Biopharmex shall maintain control of the distribution process of the Products in each of these 21 countries; Biopharmex shall therefore be free to appoint third-party distributors in these countries to the extent that such appointment does not interfere with the rights granted to Collagen hereunder. Consequently, Biopharmex agrees to not negotiate or enter into any agreement granting exclusive rights before July 1, 1999.

        The parties agree that beginning on * they shall negotiate in good faith to attempt to enter into an agreement as of * extending this Agreement to each of the 21 countries appearing above in Article 2.2, paragraph 1 of this Agreement.


3.      CONDITION PRECEDENT

        Pursuant to the terms and conditions of the Memorandum, the performance of this Agreement is subject to the fulfillment of the condition precedent of obtaining satisfactory technical and scientific information and results with respect to the Product within the framework of the due diligence mission in progress on the date of the execution of this Agreement.



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

        The terms and conditions of the due diligence mission are described in the Memorandum. This condition shall run in favor of Collagen, which alone may rely on the non-fulfillment of this condition precedent. Collagen shall notify its intention to Biopharmex by sending a facsimile within the week following April 11, 1999 confirmed by certified letter, bill of receipt requested.

        (a) If this condition precedent has not been fulfilled and Collagen notifies Biopharmex that it intends to rely thereon this Agreement shall become void, subject to the provisions of article 18.4 of this Agreement.

        (b) If this condition precedent is fulfilled thereby allowing Collagen to undertake the distribution of the Product in the Territory, without modification of the quotas, the condition precedent shall be acknowledged as having been fulfilled and this Agreement shall be deemed retroactively entered into as of January 11, 1999. The Memorandum shall automatically expire at the same time.

        (c) If this condition precedent is fulfilled and Collagen is desirous of exercising its right to revise the quotas proposed by Biopharmex on the conditions provided for in Article 9 of this Agreement, the parties shall negotiate the revision of these quotas in good faith within a maximum time period of seven (7) business days as from expiration of the due diligence as defined in the memorandum, or as from April 11, 1999, at the latest; Biopharmex shall then have the right to refuse the quotas proposed by Collagen. If Biopharmex does not agree to the revision of these quotas, the Memorandum and the Distribution Agreement shall be automatically terminated and shall not entitle either one of the parties hereto to claim damages from the other party.


4.      TERM

        This Agreement shall be effective for an initial period of ten years beginning retroactively on January 11, 1999 and automatically terminating on January 10, 2009.

        This Agreement may be tacitly and automatically renewed for successive periods of three (3) years absent notice to terminate by either one of the parties by certified letter, bill of receipt requested sent 12 months in advance. The renewal of this Agreement as from January 11, 2009 for an initial three-year period shall entail the parties' obligation to revise the financial terms and conditions of this Agreement in good faith by entering into a written addendum to be appended to this Agreement.

        The nonrenewal by Biopharmex of this Agreement at any one of its expiration dates pursuant to the terms and conditions above:

        (a) shall create a preferential right in favor of Collagen which shall be valid for six consecutive months following the expiration date of this Agreement, allowing Collagen to refuse or accept to distribute the Products in the Territory (or in any country belonging to the Territory) under terms and conditions identical to those proposed by Biopharmex to a third party; and

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        (b) shall oblige the parties to negotiate the terms and conditions for purchasing or clearing the inventory in Collagen's possession in good faith.

        (c) shall oblige Biopharmex to purchase the promotional material in Collagen's possession, for up to [*], provided said material may be reused (if necessary, by Biopharmex adding an adhesive).

        Non renewal by Collagen of this Agreement on any one of its expiration date on the conditions specified above with respect to form and deadlines shall trigger the consequences provided for in Article 8.3
        (vii), shall prohibit Collagen for exercising its preferential rights and shall not give rise to the purchase of the promotional material in Collagen's possession.

5.      APPROVALS

5.1     European approval

        European approval of the Products includes the authorization of the "EC" marking of the Products as well as the vetting of the clinical studies which form an integral part thereof pursuant to the provisions of EU Directive No. 93/42 of June 14, 1993, in its most recent version in force on the date of the request for approval of the Products.

        European approval of the Products shall be carried out by Biopharmex in its name and at its expense and shall be available, by September 1, 1999 at the latest, in order to allow for the marketing of the Products in Europe. However, this deadline may be extended until January 1, 2000 in the event of requests for additional information by the competent authorities.

        Biopharmex shall keep Collagen informed in writing, on a monthly basis, of the progress in obtaining European approval.

        The absence of European approval of the Products shall entail Collagen's right, on the one hand, to terminate this Agreement on the terms and conditions provided in Article 8 of this Agreement and, on the other, to be immediately reimbursed for all amounts paid in the form of a loan on the conditions provided in Article 6 of this Agreement.

5.2     Approvals outside of Europe

        5.2.1 The parties agree that the approval requests for countries outside of the European Union shall be carried out by Collagen in the name of Biopharmex to the extent permitted by the laws and national and international regulations.

        Failing this, the parties agree to proceed with the approval of the Products in the following order of priority:

        (i) approval carried out jointly in the names of Biopharmex and Collagen, at Collagen's expense,

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        (ii) approval carried out in the name of Collagen at Collagen's expense,

        (iii) approval carried out in the name of the subdistributor appointed by Collagen, at Collagen's expense.

5.2.2.  Approvals in the United States and in Japan

        The approval process for the Product in the United States and in Japan will be carried out by Collagen, in its own name and at its own expense. By mutual agreement of the parties, on the date upon which Collagen receives the final notice of approval for the Product in each of these countries:

(i) Biopharmex undertakes to reimburse Collagen for all of the external expenses met by the latter. The expression `external expenses' refers to all expenses relating to the involvement of third party to this Agreement, with proof provided in the form of corresponding invoices, a copy of which Collagen shall submit to Biopharmex, should the latter so request;

(ii) the period of validity of the distribution rights granted to Collagen in the United States and Japan under this Agreement, and of all the rights and obligations arising therefrom, is extended automatically and with full legality for an additional term of (5) five years, i.e. until January 11th 2014;

(iii) the rate of royalties applicable for the sale of the Product in the United States and Japan is as defined in Article 7.4 of this Agreement.

5.3     Effects of approval

        Approval shall entail Collagen's automatic authorization to distribute the Products in the Territory.

        5.3.1 The parties agree that the Products shall be marketed in France according to the following timetable:

        - In France: within [*] as from the date on which Collagen receives notice of the European approval of the Products;

        - In Belgium, Spain and Italy: within [*] as from the date on which Collagen receives notice of the European approval of the Products;

        - In the other member states of the European Union: within [*] as from the date on which Collagen receives notice of the European approval of the Products;

        5.3.2 Collagen shall distribute the products outside the European Union within [*] as from the final approval date in each country in question.

5.4     Ownership of the approvals

        The approvals shall remain the property of Biopharmex. Consequently, in the event of early termination of this Agreement, Collagen shall make its best efforts in order to ensure the transfer to Biopharmex of the approvals obtained by Collagen or by one of

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        its subdistributors to the extent permitted by national laws and/or regulations.. The costs connected to such transfers shall be borne by Biopharmex alone.


6.      FINANCIAL CONDITIONS

6.1     Representations

        Biopharmex represents and warrants to Collagen that it is a resident company of Luxembourg within the meaning of Article II of the Double Taxation Treaty between the United States and Luxembourg of December 18, 1962. Biopharmex also represents and warrantees

        (i) that Biopharmex is not a "holding company" within the meaning of
        Article XV of said treaty,

        (ii) that it has the certificates and documents attesting to the fact that it is entitled to the application of this treaty and shall furnish said certificates and documents to Collagen by January 27, 1999 at the latest and periodically thereafter in accordance with the regulatory requirements in force.

6.2     Marketing (entrance)

        In consideration for the distribution rights to the Products in the Territory granted to Collagen by virtue of this Agreement, Collagen shall pay Biopharmex compensation for a total amount of [*]. Such compensation shall be payable in three installments: the first installment shall be for a total amount of [*], which shall be at first granted in the form of a loan, a second installment for a total amount of [*], also granted in the form of a loan together with a conversion option on the conditions provided in Article 6.4 and lastly a third and last installment for a total amount of [*] payable on the conditions provided in Article 6.6.

        Given that Collagen's consent is conditioned, on the one hand, on the satisfactory results of the due diligence mission and, on the other, by the actual granting of a European approval which is indispensable for the marketing of the Products, the compensation payable to Biopharmex shall not be due pursuant to this Agreement before the actual fulfillment of these two conditions. Consequently, on the one hand, the two first installments shall be payable in the form of a loan together with a conversion option on the conditions specified below in Article
        6.4 and, on the other, the last installment shall not be due to Biopharmex unless the Products are lawfully marketed in France by Collagen, on the conditions specified in Article 6.6 below.

6.3     Loan

        6.3.1 Pursuant to the terms and conditions of the Memorandum and, more specifically, Schedule 2 and, in consideration for the rights granted to Collagen pursuant to the due diligence mission, Collagen has granted Biopharmex a loan for a total amount of [*].

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        6.3.2 The parties agree that on the date of execution of this Agreement, provided that Collagen has previously obtained the personal security from Dr. Laugier-Laglenne pursuant to the terms and conditions of Schedule 3 to this Agreement, Collagen shall grant to Biopharmex a second loan for a total amount of [*]. The terms and conditions for the granting of this new loan are set forth in Schedule 3 to this Agreement.

6.4     Conversion

        The approval date of the Product in Europe under the conditions provided for in Article 5.1 of this Agreement shall entail the conversion of the two first installments paid in the form of a loan into compensation in favor of Biopharmex. The conversion shall become effective within seven
        (7) days as from the date of the receipt by Collagen of the notification by Biopharmex of the European approval of the Product by the competent authorities as defined in Article 5.1 of this Agreement.

        The tax consequences related, more particularly, to withholding tax liable to be claimed by virtue of the conversion of the two installments paid in the form of a loan into compensation in favor of Biopharmex shall be borne by Biopharmex, which alone shall be liable therefor.

6.5     Non-conversion

        6.5.1 Pursuant to the terms and conditions of Article 3(a) of the Memorandum, Collagen shall have the full and unrestricted right to place on record the non-fulfillment of the condition precedent of obtaining satisfactory technical and scientific results with respect to the Product within the framework of the due diligence, and to not distribute the Product.

               Such decision shall automatically entail:

               (a) the rescission of the Memorandum without either party being liable therefor nor entitling either one of the parties hereto to claim damages from the other party.

               (b) this Agreement becoming void ab initio for non-fulfillment of the aforementioned condition precedent, without either party being liable therefor nor entitling either one of the parties hereto to claim damages from the other party.

               (c) the non-conversion of the two loan agreements corresponding to the two installments for a total amount of [*]. The terms and conditions for the repayment of these two (2) loans within one (1) year, i.e., on January 11, 2000 for the first loan and on January 27, 2000 for the second loan are those set forth in Schedule 3 to this Agreement.


        6.5.2 Likewise, the absence of final approval of the Product shall result in Biopharmex's obligation to repay the first two installments paid by Collagen

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


               within 12 months as from the date on which each of these loans has been granted, i.e., respectively, January 11, 2000 and January 27, 2000.

6.6     Third installment

        The date of the first marketing of the Product in France by Collagen shall give right to payment of the third installment to Biopharmex. The third installment shall be payable within twelve (12) months as from the date of the first French marketing of the Product by Collagen.


7.      INVOICING - PAYMENTS

For the purpose of this Agreement, "sales price" refers to the price of the Product sold by Biopharmex to Collagen and "resale price" refers to the price of the Product sold by Collagen to its clientele comprised exclusively of doctors.

7.1 Biopharmex's sales price per Product unit to Collagen is [*], ex-VAT, payable upon invoicing, 60 days following delivery, on the conditions set forth in Article 10 of this Agreement.

        This price may be revised by mutual agreement between the parties once a year in order to meet cost developments, the request of customers, the economic conjuncture or where monetary circumstances would adversely affect the original equilibrium of the Agreement.


7.2 Collagen may freely set the resale price of the Product to its customers (i.e. exclusively in this case to doctors) in the Territory.

7.3 In order to ensure the proper distribution of the Products and in light of its knowledge of the potential market for the Products in certain European countries, Biopharmex recommends that for its launching the maximum unit price for Products sold in Belgium, Italy, Spain and France by Collagen be approximately [*], ex-VAT. Biopharmex also recommends that Collagen not exceed this maximum resale price during approximately three years in the absence of a significant evolution in the market for the Product.

        In all other countries in the Territory, Collagen shall evaluate an optimal maximum price for launching the Products in light of the markets involved on the basis of its international experience.

7.4 During the initial term of the Agreement (i.e. ten years), if Collagen resells the Product to the final customer in all or part of the Territory at the maximum recommended price of [*], the parties agree that the following terms shall apply:

        - Collagen shall pay Biopharmex for each sale of the Product made outside of the United States and Japan a royalty at the rate of [*] applied to the fraction of the price exceeding [*], i.e.:

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


               (Collagen resale price, [*]) x [*]

        - Taking into account the approval costs incurred by Collagen in the United States and Japan, the rate in these countries shall be [*], i.e.:

               (Collagen resale price, [*]) x [*]

7.5 Collagen shall, on the one hand, keep Biopharmex informed on a quarterly basis of the sales made by country in the Territory and, on the other, shall ensure the annual certification of Collagen's accounts by a Statutory Auditor.

        Biopharmex may, if necessary, audit Collagen's accounts relative to the sale of the Products at its expense, provided that it has previously notified its intent to carry out such audit to Collagen in writing making reference to this article.


8.      VOIDING OF AGREEMENT - TERMINATION

8.1     Voiding of Agreement

        This Agreement shall be automatically void with immediate effect for any one of the reasons described in Article 3 or Article 5.1 upon receipt of notice sent by Collagen by certified letter, bill of receipt requested and shall not entitle either one of the parties hereto to claim damages or compensation from the other party.

        This Agreement shall also be void in accordance with the same terms and conditions in the event of the permanent withdrawal of approval of the "EC" marking of the Products, by the competent authorities.

8.2     Early termination

        Absent a contrary provision appearing in Article 8.1, either one of the parties may terminate this Agreement forthwith in the event of a material breach by the other party of any one of its obligations pursuant to this Agreement.

        Termination shall be made by prior notice to the other party which shall be deemed validly given by certified letter, bill of receipt requested containing a description of the alleged breach, making reference to this article. Termination shall become effective only upon expiration of a period of ninety (90) days as from receipt of such notice during which the other party must cure such breach.

        If the defaulting party fails to cure such breach upon expiration of this 90-day period, and the termination of this Agreement shall become immediately effective without any other notice.

8.3     Termination of this Agreement shall entail:

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


(i) the immediate discontinuation of deliveries, excepting deliveries corresponding to orders accepted by Biopharmex before notice of breach;

(ii) the complete return by Collagen of the approval files, the promotional materials and the available samples of the Products belonging to Biopharmex and the return of the results of the clinical tests conducted on the Product on the conditions described in Article 12 of this Agreement;

(iii) the repayment of any amounts due by Biopharmex to Collagen (in principal and interest), and more specifically, the repayment of the loans made in the conditions provided in Article 6.5.1 and Schedule 3 hereof only if such termination occurs before their conversion pursuant to Article 6.4.

(iv) the accounting and rapid payment of all money credits of either one of the parties;

(v) Collagen shall thereafter refrain from adopting, using, registering or otherwise relying on or holding rights to and over the trademarks, drawings or models for the packaging or labels for the Products belonging to Biopharmex, its parent company or affiliated companies, in the Territory;

(vi) the early termination of this Agreement by Biopharmex shall entail Biopharmex's obligation to purchase the inventory of the Products in the possession of Collagen or its subdistributors on the effective date of termination, at landed cost, as well as the promotional materials in Collagen's possession, up to [*], provided said material may be reused (if necessary by Biopharmex adding an adhesive);

(vii) the early termination of this Agreement by Collagen shall entail Collagen's express authorization to sell the Products until the clearing of the inventory in its possession, but shall not give rise to the purchase of the promotional material in Collagen's possession.

9.      QUOTAS

9.1 Collagen agrees to comply with the following minimum sales quotas for the first three sales years for the Products in the Territory:

               - 1st year: [*]
               - 2nd year: [*]
               - 3rd year: [*]

        However, if in the 1st year sales by Collagen exceed more than 50% of the minimum quotas set for this 1st year, the minimum for the 2nd year shall be equal to the sales for the 1st year. The same principle shall apply for the 2nd year.

        The fact that Collagen does not attain these quotas shall constitute a legitimate reason for the loss of territorial exclusivity in its favor. The loss of territorial exclusivity shall be notified to Collagen by certified letter, bill of receipt requested and shall become

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        effective upon expiration of a 90-day period as from the date of receipt of advice of the notification.

9.2 The above quotas are not final. The parties agree that Collagen may revise such quotas within the week following the expiration of the due diligence and propose new quotas to Biopharmex. Biopharmex may refuse the revision of the quotas as proposed by Collagen. The failure by the parties to agree on the final quotas shall automatically and immediately entail termination of all agreements between the parties on the conditions provided in Article 3 (c) of this Agreement.

9.3 Failing an Agreement by the parties with respect to the quotas, the two loans made to Biopharmex on the conditions provided for in Article 6 and
        Schedule 3 shall become automatically due and owing, within one (1) year as from the date on which each loan was made, i.e., respectively January 11, 2000 for the first loan and January 27, 2000 for the second.


10.     INVENTORY - DELIVERY

10.1    Inventory (minimum - Product specifications)

        10.1.1 Minimum inventory

        During the first three years of this Agreement Biopharmex shall maintain a minimum volume of "buffer" inventory as follows:

        - during the first year: the greater of [*] of Collagen forecast orders or [*];

        - during the second year: the greater of [*] of Collagen forecast orders or [*]; or half of the units sold by Collagen during the first year;

        - during the third year: the greater of [*] of Collagen forecast orders or [*], or half of the units sold by Collagen during the second year.

        10.1.2 Product Specifications

        Biopharmex agrees to deliver Products to Collagen whose remaining shelf life shall be equal to or greater than three-quarters of its total shelf life.

        10.1.3 Manufacture

        The manufacture of the Products shall be carried out under the responsibility and control of Biopharmex and shall give rise to a warranty on the conditions provided for below in Article 14 of this Agreement.

        In order to ensure the availability of inventory of the Products, Biopharmex and Collagen shall, within six months as from the date of the European approval of the Products, identify a second potential manufacturer who shall be duly certified by the FDA, and more particularly for its GMP. This second manufacturer shall be used by

        Biopharmex under its control and responsibility, in order to ensure the continuity of manufacture of the Products in the event of the failure of the present manufacturer.

10.2    Delivery

        The products shall be made available to Collagen at Biopharmex's warehouse (Luxembourg), located at the following address: 38, avenue du 10 septembre, 2550 Luxembourg.

        The risks shall be transferred to Collagen upon taking of delivery by Collagen or by a third party appointed by Collagen in accordance with the ex-warehouse conditions which are identical to the ex-works conditions of the Incoterms, (ICC), 1990 publication.

        The Products shall remain Biopharmex's property until full payment of the price by Collagen on the due date appearing on the invoice.

10.3    Storing of the Product

        Biopharmex shall continuously maintain the necessary services for the storage of a volume of adequate inventory in order to meet Collagen's product orders. Consequently, the closing of Biopharmex's warehouse for any reason whatsoever shall be notified in advance to Collagen within two (2) months before the actual closing date. Biopharmex shall then take all necessary measures in order to ensure the continuous storage service for the Products under its responsibility and at its expense.

        Pursuant to this Agreement, Collagen may make all necessary inspections of Biopharmex's warehouse at any time during the term of this Agreement, provided that it has previously informed Biopharmex within a reasonable period of its intention to make such inspection.


11.     NON-COMPETITION

        Collagen's non-competition commitments shall be those which are limitatively described below in this article.

11.1    Manufacturing

        During a period of three (3) years following the date of expiration of this Agreement for any reason whatsoever, Collagen agrees to neither manufacture nor use any and all of the intellectual property rights belonging to Biopharmex including, more particularly, the rights relating to Biopharmex's patents and know-how covering: another product, if said product could reasonably be considered as being both competing with and similar to the Product. It is precised that the Product refers to: polylactid acid in the form of microspheres, microparticles, or fragments suspended in a gel or in a gel of synthetic or natural origin whose reabsorbability is time controlled and whose durability is at least 18 months.

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        For the purpose of this Agreement, by way of example (without limit), the following products shall not be considered as similar and competing with the Product: injectable Collagen - Zyderm; Zyplast; Collagen; Hylaform gel; Botulinum Toxine; Softform implant.

11.2    Distribution

        The distribution non-competition commitment (prohibiting Collagen from distributing products which compete with and are similar to the product as defined in Article 11.1 above) shall be deemed nonexistent in any one of the following cases:

        (a) Final approval refusal of the Product in Europe by the competent governmental authorities; in such case, Collagen shall not be bound by any non-competition obligation.

        (b) Upon expiration of the distribution agreement on its expiration date, Collagen shall not be bound by any non-competition obligation for the distribution of the Product.

        (c) In the case of termination for serious fault by Biopharmex, Collagen shall not be bound by any non-competition obligation relating to the distribution of the Product.

        Nevertheless Collagen agrees to not distribute products which are both competing with and similar to the Product as defined in Article 11.1 above during 24 months in the two following cases:

        (d) In the event that Collagen decides to not continue the project following due diligence as from the placing on record of the non-fulfillment of the condition precedent.

        (e) In the event that Biopharmex refuses the modified quotas proposed by Collagen, in accordance with the time periods and conditions provided in
        Article 3(c) .

11.3    "Similar and competing Product"

        Collagen's decision to distribute a product which is similar and competing with the Product as defined in Article 11.1 above during the term of this Agreement may give rise, at Biopharmex's election, to either (i) withdrawal of the exclusivity for the distribution of the Product for the remainder of the term of this Agreement; or (ii) the granting of royalties in an amount of [*] of the sales of this other product during the remainder of the term of this Agreement.


12.     CLINICAL TRIALS

12.1 For the purpose of this Agreement, Collagen is expressly authorized, on the one hand, to conduct clinical trials for a total number of two hundred (200) patients identified by Collagen and, on the other, to constitute an objective clinical database relating to the Product capable of being used for ensuring the proper promotion of the Product.

        These clinical trials shall be conducted in accordance with the conditions to be determined by Collagen in its own protocol. Biopharmex shall supply all Products necessary for conducting these trials, free of charge.

        This Agreement shall become effective before the date that these trials are completed.

12.2 In the event any defect whatsoever in the Product is notified to Collagen within the framework of these tests, Collagen shall immediately inform Biopharmex thereof Biopharmex shall thereafter take all necessary and useful measures.

12.3 In the event of the early termination of this Agreement, Biopharmex shall have access to the results of the clinical tests conducted by Collagen according to Collagen's protocol on the conditions set forth in
        Article 12 of this Agreement.


13.     INDUSTRIAL AND INTELLECTUAL PROPERTY

        Biopharmex represents that it is the sole owner of all the industrial and intellectual property rights to the Product on the date of execution of this Agreement. Biopharmex undertakes to indemnify and hold harmless Collagen against any claims by third parties with respect to the extent or lawfulness of all of these rights.

13.1    Trademarks

        Collagen's right to distribute the Products pursuant to this Agreement entails the right and obligation to use the "BIO-PLA" trademark belonging to Biopharmex relating to the Product exclusively for the purposes of its distribution and marketing.

        The parties agree that Collagen may market the Product under a trademark other than "BIO-PLA", with Biopharmex's prior consent; it is agreed, however, that the identification of this new trademark shall be made by mutual agreement of the parties.

        The filing of the new trademark shall be carried out by Collagen and shall be its exclusive property. The parties agree that in event of termination of non renewal of this Agreement, Collagen shall transfer ownership of the new trademark to Biopharmex.

        In accordance with the laws of the Territory, Collagen and Biopharmex shall make reference to the registration of the trademarks on all the promotional material and documents involved related to the Products.

        Furthermore, Collagen shall inform Biopharmex of any act of which it is aware liable to infringe or otherwise interfere with Biopharmex's rights to the trademarks, the brand names of the Products or their packaging and shall immediately inform Biopharmex of any infringement of said trademark of which it is aware. The defense of Biopharmex's trademarks before the court shall be freely decided by Biopharmex; Collagen shall apply its assistance for said defense in the manner requested by Biopharmex.

        Biopharmex represents that it has all the intellectual property rights allowing it to validly enter into the Distribution Agreement. Biopharmex shall indemnify and hold harmless Collagen against any claims liable to be made by third parties for patent infringement resulting from the marketing of the Product in the Territory and to provide it with all necessary assistance in order to defend its interests.


13.2    Patents

        Biopharmex represents that Biopharmex is the lawful owner and lawfully exploits the patent rights for the Product. Throughout the term of this agreement, Biopharmex shall indemnify and hold harmless Collagen against any claim liable to be made by a third party for patent infringement resulting from the marketing of the Product in the Territory by Collagen or any one of its subdistributors.


14.     PRODUCT LIABILITY

        Biopharmex shall be liable in its capacity as manufacturer of the Products. Biopharmex shall justify that its activities are duly covered by an insurance policy at the latest on the date of the marketing of the Product.

        As manufacturer, Biopharmex warrants that the Products conform to the specifications and their approval file and that the Products are free of any manufacturing and material defects or latent defects on the date of their delivery and shall indemnify and hold harmless Collagen in this regard.

        Collagen shall assume liability resulting from the warehousing and distribution of the Product for which Collagen has taken out an insurance policy.

        The parties agree to keep each other mutually informed in writing of any "undesirable effects" of which they are aware. In the event that the Product must be withdrawn from any one of the markets in the Territory due to inherent defects in the Product, Biopharmex shall bear all costs and expenses resulting from such withdrawal.

        Biopharmex shall be responsible for its "material post marketing monitoring" duties in the European union.

15.     PERSONAL NATURE OF THE AGREEMENT/ASSIGNABILITY

15.1 This Agreement is personal in nature. Neither one of the parties may assign its rights, duties or obligations arising from this Agreement to any third party whatsoever without the prior written consent of the other party.

15.2 The assignment of all of Biopharmex's rights and obligations by virtue of this Agreement to any third party, whether for consideration or free of charge, shall first give right to an exclusive right in favor of Collagen to exercise a preferential right on conditions which are identical to those provided in Article 4 (a) of this Agreement.

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        Collagen's decision to not exercise its preferential right shall constitute the condition precedent authorizing Biopharmex to assign all of its rights and obligations hereunder in favor of a third party. Biopharmex shall guarantee to Collagen that the assignee shall assume all of the obligations incumbent upon Biopharmex pursuant to this Agreement.

15.3 Any change liable to alter Biopharmex's control and, more particularly, any transfer of shares or change in the stated capital liable to confer on any third party other than the persons specified at Article 15.4 of this Agreement the right to [*] of Biopharmex's stated capital, (whether in one or successive transactions), shall be subject to Collagen's prior written consent.

15.4 The transfers of shares inuring exclusively to the members of Dr. Laugier-Laglenne's direct family, that is, in a limited manner, in favor of her spouse and/or children, may be freely made without Collagen's prior approval. Biopharmex shall keep Collagen informed of any such transfers throughout the term of this Agreement.


16.     PACKAGING - PROMOTION - PROMOTIONAL MATERIAL

16.1    Packaging

        The packaging, labeling and directions for use of the Products for their marketing in the European Union shall be performed under Biopharmex's exclusive responsibility.

        The packaging, labeling and directions for use of the Products for their marketing outside of the European Union shall be performed by Biopharmex, at its own expense in accordance with the written recommendations transmitted by Collagen. Collagen shall therefore transmit to Biopharmex information relating to the applicable laws and regulations in the countries involved.

16.2    Promotional activities

        In order to support Collagen's promotional policy, Dr. Laugier-Laglenne agrees to be available thirty (30) business days per year at a date mutually determined by the parties, taking into account Dr. Laugier-Laglenne's availability. Dr. Laugier-Laglenne's transportation and lodging and meal costs shall be reimbursed by Collagen to Biopharmex upon presentation of supporting documents.

        Within the framework of specific promotional activities with large injectors, Collagen shall deliver Products free of charge based on the volume of orders to be mutually determined by the parties. These Products shall be supplied free of charge by Biopharmex to Collagen.

        Each introduction of the Products on a market in the Territory made by visits to doctors shall give rise to the delivery by Collagen of free samples to the doctors. Biopharmex shall make available to Collagen one free sample unit per perspective customer.

16.3    Promotional Material

        The preparation of material necessary for the promotion of the Products shall be carried out in accordance with a mutual agreement between the parties in compliance with applicable laws and regulations.

        In the event of the early termination of this Agreement by Biopharmex, Biopharmex shall purchase the promotional material on the conditions set forth in Article 8.3 (vi) of this Agreement. Early termination by Collagen shall trigger the application of Article 8.3 (vii) of this Agreement.

        In the event of non renewal of this Agreement, the terms and conditions of Article 4 (c) of this Agreement shall apply with regard to the promotional material in the possession of Collagen.


17.     SUBDISTRIBUTORS

Collagen is expressly authorized to appoint third-party subdistributors in all the countries where Collagen does not have a permanent installation (branch, permanent establishment or subsidiary) without prior authorization. Collagen shall transmit to Biopharmex the list of subdistributors that it intends to appoint in the Territory at the end of the due diligence at the latest. Collagen shall keep Biopharmex informed of each new appointment of a third-party subdistributor in the Territory.


18.     CONFIDENTIALITY

18.1 The negotiations which have been held or which shall be held between the parties are deemed confidential.

18.2 The parties acknowledge that within the framework of their discussions and agreements they shall exchange information relating not only to the Product but also to their activity, strategy, and technology, including without limitation their know-how and all other industrial and/or intellectual property rights, as well as scientific and technical information, and industrial and business secrets which are confidential per se and the disclosure of which to a third party would irremediably affect the value thereof.

18.3 Consequently, the parties agree to keep strictly confidential and to not use, copy or reproduce this information, whether directly or indirectly, for any other purposes than those which are strictly necessary pursuant to this Agreement without the prior written consent of the other party. Moreover, each party shall make its best efforts in order to ensure compliance with this confidentiality obligation by its employees, agents, representatives or experts to which the disclosure of such information is necessary.

18.4 The confidentiality of the information exchanged pursuant to this Agreement shall survive for three (3) years as from the date of expiration of this Agreement regardless of the reason.

19.     FORCE MAJEURE

        The total or partial non performance by either one the parties of one of its obligations hereunder, due to any cause beyond its control which is insurmontable, shall excuse such performance to the extent of such obstacle, difficulty or delay, for a duration equal to that of the case of force majeure.In the event that the delay continues for one hundred twenty (120) days or more, the other party (during this period that the obstacle, difficulty or delay continues), may terminate this Agreement, at its election, by giving sixty (60) days written notice to the defaulting party.

        Pursuant to this Agreement, any decision from competent authorities liable to suspend authorization to manufacture, sell and/or distribute the Products in any part of the Territory shall constitute a case of force majeure.

20      TAX OBLIGATIONS

        Each of the parties shall be solely liable for its own taxes. Consequently, the parties agree that Biopharmex shall pay all the withholdings which may be due as a result of payments made by Collagen under this Agreement and any subsequent commercial transactions between the parties.

21.     LAW - JURISDICTION

21.1 The parties expressly agree that the provisions of the United Nations Convention for the International Sales of Goods dated April 11, 1980 shall not be applicable to this Agreement. All the rights, obligations and constructions resulting from this Agreement shall be governed exclusively by the laws of France.

21.2 Any dispute relating to the performance, construction or termination of this Agreement if not amicably settled between the parties shall be submitted to ICC arbitration in Paris in accordance with the ICC rules of arbitration.


22.     LANGUAGE OF THE AGREEMENT

        This Agreement is drawn up in the French language to which is attached an official translation in the English language made by a firm of sworn translators. The parties expressly agree that they shall not make any claim resulting purely and simply from differences related to or resulting from the use of the two different languages.


23.     INDEPENDENCE OF PROVISIONS

        In case any one of the provisions contained in this Agreement shall be held to be void or unenforceable by an enforceable decision of a tribunal, court or any other authority whose jurisdiction has not been challenged, and which decision binds the party such invalidity or unenforceability shall not affect any other provisions thereof nor render

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


        them unenforceable. Moreover, the parties agree to replace such void or unenforceable provisions by provisions which shall allow to the extent possible to obtain the economic and business objectives connected to the provisions which have been held void or unenforceable.


24.     ELECTION OF DOMICILE - NOTICES

24.1    Notices to the parties

All notices exchanged between the parties pursuant to this Agreement shall be made in writing and sent:

[*]     for Biopharmex, to the following address:
        BIOPHARMEX
        38, Avenue du 10 Septembre,
        L2550 Luxembourg
        A l'attention de : Monsieur Guy Feite

[*]     for Collagen, to the following address:
        COLLAGEN Aesthetics International
        1850 Embarcadero Road
        Palo Alto, CA 94303, USA
        A l'attention de : Mme Charleene Friedman

Such notice shall be effectively made or validly delivered in the case of a facsimile or telex or similar transmission at the time of its receipt or in the case of a certified letter, bill of receipt upon receipt of the postal advice. Each party may change the aforementioned address by giving written and express notice of its new address to the other party.

24.2 This Agreement includes four Schedules, numbered one (1) to four (4) and constitutes the final and complete agreement between the parties on the date of its execution. Consequently, with the exception of the Memorandum and its schedules, this Agreement cancels and supersedes all prior written or oral agreements between Biopharmex and Collagen. The terms and conditions of this Agreement shall be the only terms and conditions applicable to the sale of the Products, to the exclusion of any other terms and conditions which may, more particularly, appear in Biopharmex's general conditions of sale.

All Schedules and documents attached hereto form an integral part of this Agreement.

Executed in two original copies in the French language and two original copies in the English language. Each of the parties acknowledges being in possession of this Agreement in the French language and in the English language.


At ______, on January 28, 1999

FOR BIOPHARMEX                             FOR COLLAGEN AESTHETICS INTERNATIONAL

Mr. Guy Feite                              Mr. Gary Petersmeyer

                        --------------------------------

                                   SCHEDULE 1

                        --------------------------------




-       The BIO PLA product is defined as follows (hereinafter the "Product"):

- Polyactid acid in the form of microspheres, microparticles, or fragments suspended in a gel or in a gel of synthetic or natural origin whose reabsorbability is time controlled and whose durability is at least 18 months.

- The Product unit is defined as the quantity necessary to be diluted in 3 cc of Product.


2. The Field of Application of the Product that is the object of the present Contract is defined as follows:

2.1. Medicine and aesthetic surgery (as of now, smoothing out wrinkles and cutaneous depressions over the entire human body), dermatology, plastic surgery, maxillo-facial surgery.

2.2. Hence Biopharmex shall be free to make and market a product having the same composition for any field of application other than the one defined above (2.1.), as long as it sees to it that the said product is exploited and/or marketed under some other name and trademark than BIO-PLA.

2.3. In addition, Biopharmex undertakes, on one hand, not to exploit and/or market the said product in one of the fields reserved for Collagen under the present Contract, and on the other hand to refrain from any practice of such nature as to create an economic disparity because of the respective prices of each of the products in the Territory.

2.4. Starting on 1 July 1999, Biopharmex undertakes to negotiate in good faith with Collagen on possible extension of the field of application of the present Contract to the field of urology, with a view to reaching agreement within a period of 6 months, or by 31 December 1999. The fact that the parties do not conclude a contract in this field on the agreed date shall have no consequence for performance of the present Contract and may not give rise to any request for indemnity whatsoever.

                        --------------------------------

                                   SCHEDULE 2

                        --------------------------------



             MEMORANDUM EXECUTED BY THE PARTIES ON JANUARY 11, 1999

                        --------------------------------

                                   SCHEDULE 3

                        --------------------------------


3.1     LOAN AGREEMENT

3.2     SECURITY

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


                                  LOAN CONTRACT


The present loan contract is signed this very day, 28 January 1999, between:

COLLAGEN Aesthetics International, a company operating under the laws of the State of Delaware, having its principal establishment at 1850 Embarcadero Road, Palo Alto, CA 94303, United States of America,

Represented by Mr. Gary Petersmeyer, its duly authorized legal representative,

                                                      (hereinafter the "Lender")

and:

BIOPHARMEX S.A., a company under Luxembourg law, having its registered office at 38, avenue du 10 septembre, L-2550 Luxembourg,

Represented by Mr. Guy Feite, its duly authorized legal representative,

                                                   (hereinafter the "Borrower").

THE PARTIES SET FORTH THE FOLLOWING PREMISES:

The Lender wishes to make available to the Borrower, which accepts, a second loan in an amount [*], in order to finance development of what are called "BIO-PLA" products (hereinafter the "Products"), which the Lender plans to distribute, by virtue of a distribution contract signed this very day between the parties (hereinafter the "Distribution Contract".

NOW THEREFORE THE PARTIES HEREBY ENTER INTO THE FOLLOWING AGREEMENT:

ARTICLE 1 - LOAN

1.1. Amount

In the light of the rights granted to the Lender by virtue of the Distribution Contract, the Lender grants a second loan (the "Loan") to the Borrower in an amount of [*]. The Loan shall be made available all at once by means of a transfer initiated within five (5) days following

                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


signature of these presents. The date of availability of the funds shall be called the "Effective Date".

1.2. Use

The Borrower shall have to use the amount of the Loan solely for financing development of the Products.

1.3. Duration

The Loan is concluded for a duration of one (1) year starting with the Effective Date, subject to the provisions of Article 5 below.

1.4. Interest

The interest rate applicable to the present Loan shall be equal to [*]. The interest shall be calculated on the basis of the exact number of days elapsing on the basis of a year of 365 days, and shall be paid quarterly.

The global effective rate ("TEG") of the present Loan is [*].

ARTICLE 2 - REPAYMENT

2.1. Repayment

The Loan amount shall be repaid all at once on the first anniversary of the Effective Date (the "Repayment Date"), subject to the provisions of Articles 2.3 and 5 below.

2.2. Prepayment

The Borrower shall have the option of prepaying the entire Loan without indemnity.

2.3. Offsetting

In case of European approval of the Product under the conditions of Article 5.1 of the Distribution Contract, the Loan shall be repaid by offsetting against the first and the second admission fees ("first and second milestone payments"), pursuant to the provisions of Article 6.4 of the Distribution Contract, the said offsetting being effective seven days following the date on which COLLAGEN receives the notification of the above-mentioned approval.

ARTICLE 3 - PAYMENT

Any payment by the Borrower shall have to be made net of any deductions or withholdings of any nature whatsoever. If the Borrower is required to make such a deduction, withholding or subtraction, it shall have to pay any additional amount to the Lender such that the said Lender receives a net amount equal to the one it would have received in the absence of such deduction, withholding or subtraction.

In addition, the Borrower shall have to supply the Lender with any justification relating to the said deduction or withholding. If payment of such an additional amount is not legally authorized, the Borrower shall have to repay the Loan balance without delay, as well as all interest relating thereto.

ARTICLE 4 - CERTIFICATIONS AND GUARANTEES

The Borrower hereby certifies the following, to the Lender's benefit:

(i)     it is validly constituted under Luxembourg law,

(ii) it is duly authorized to sign the present Loan, which constitutes valid obligations for it which are fully applicable to it,

(iii) signature of these presents is not contrary to any legislative or regulatory provision whatsoever or to the Borrower's Articles, or to any other contract or undertaking to which the Borrower is a party,

(iv) any approvals required for purposes of signing the present Loan and performing the obligations thereof have been duly obtained,

(v) the interest payable by virtue of these presents is not subject to withholding in Luxembourg.

ARTICLE 5 - PREPAYABILITY

Any amounts in terms of principal lent by virtue of these presents as well as any interest relating thereto shall be payable by right in advance, and the Loan shall be canceled, without any need for advance warning in case of occurrence of one of the following events:

5.1. Non-performance by the Borrower of a substantial obligation resulting from the present Loan or from the Distribution Contract, and inability to remedy it within a period of two weeks starting with the date of a warning sent by the Lender to that effect;

5.2.    An amount due from the Borrower to the Lender is not paid at due date;

5.3.    Insolvency or cessation of payments of the Borrower;

5.4. A procedure of court reorganization or liquidation filed against the Borrower, as well as a search for or obtaining by court action or by its creditors' agreement of a delay of due date or of a reduction of its debts.

Moreover, and without prejudice to the other provisions of the present Loan Contract, the Borrower shall have to indemnify the Lender for all losses or expenditures incurred because of the occurrence of one of the above-mentioned events.

ARTICLE 6 - SURETY

In order to warrant proper performance of the present Contract and repayment of the Loan in terms of principal, interest, expenses and incidentals, Dr. LAUGIER-LAGLENNE agrees, in a separate document dated this very day, to be answerable, as joint surety, for repayment of the Loan in terms of principal, interest, expenses and incidentals.

ARTICLE 7 - MISCELLANEOUS PROVISIONS

7.1.    Notification

Any notification, request or communication that can or must be made in performance of these presents shall have to be made by registered mail with receipt sent to the following addresses:



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For the Borrower:

BIOPHARMEX
Attention: Mr. Guy Feite
38, avenue du 10 septembre
L-2550 Luxembourg

For the Lender:

COLLAGEN Aesthetics International
Attention: Mrs. Charlene Friedman
1850 Embarcadero Road
Palo Alto, CA 94303
USA

7.2. Inapplicability

Illegality or inapplicability of a provision of the Loan Contract under the terms of law of a jurisdiction shall not affect its validity by virtue of the law of another jurisdiction, and shall not affect the validity of the other provisions of the Loan Contract.

7.3. Applicable law and competent courts

It is explicitly agreed that the present Contract is subject to French law. Any dispute shall be subject to the sole jurisdiction of the Courts of Paris.

7.4. Contract Language

The present Contract is drawn up in the French language, and an official translation into the English language is attached thereto, made by a sworn translation firm. It is explicitly agreed that the parties shall refrain from making any claim resulting purely and simply from differences connected with or resulting from the use of two different languages.

Signed in ________ on 28 January 1999.



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In two originals in French and in two originals in English, each of the parties acknowledging that it is in possession of the present Contract in the French language and in the English language.


The Lender                                   The Borrower
Represented by Mr. Gary Petersmeyer          Represented by Mr. Guy Feite



___________________________________          ___________________________________




Doctor LAUGIER-LAGLENNE
(as surety)



___________________________________



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                                     SURETY

I the undersigned,

Dr. Elisabeth LAUGIER-LAGLENNE, residing at 11, rue de Portalis, 75008 Paris, France,

hereby declare that I will act as personal, joint and indivisible surety vis-a-vis the company COLLAGEN Aesthetics International (the "Beneficiary"), having its main establishment at 1850 Embarcadero Road, Palo Alto, CA 94303, United States of America, for repayment by the BIOPHARMEX SA Company, a company under Luxembourg law having its registered office at 38 avenue du 10 septembre, L - 2550 Luxembourg, of any amount due or to become due in terms of principal, interest, expenditures and incidentals from BIOPHARMEX to the Beneficiary, by virtue of a Loan Contract of which I am fully and entirely aware, concluded this very day between BIOPHARMEX SA and the Beneficiary.

I commit myself up to an amount in terms of principal [*], to be increased by any interest at a rate of [*], expenses and incidentals.

The present Surety may be called upon at any time. It shall become enforceable by right and without warning as soon as the Beneficiary's claim against BIOPHARMEX SA becomes payable. In case of default by BIOPHARMEX SA for any reason whatsoever, I undertake to pay, to the Beneficiary, what BIOPHARMEX SA owes it, including the amounts that have become prepayable. As surety, I may not call upon any payment extensions that may be granted to BIOPHARMEX SA explicitly or tacitly.

My assigns, particularly my heirs, shall be jointly and indivisibly liable vis-a-vis the Beneficiary for performance of the present Surety.

I shall act as surety of BIOPHARMEX SA Company as long as it has not paid the amounts due to the Beneficiary in full. In any event, the present surety is granted for a maximum duration of two (2) years starting with the date of these presents.

I explicitly waive beneficium excussionis and beneficium divisionis. Hence the Beneficiary shall be entitled to apply to me for any payment in connection with the present undertaking without first having to take proceedings against BIOPHARMEX SA.



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                                                  Application for an order
                                                  granting confidential
                                                  treatment pursuant to Rule
                                                  24-b-2 of the Securities
                                                  Exchange Act of 1934 has been
                                                  or be timely made.
                                                  Confidential portions of this
                                                  document have been redacted
                                                  and marked with an [*] and
                                                  have been filed with the
                                                  Securities and Exchange
                                                  Commission separately with an
                                                  application.


To obtain payment in connection with the present undertaking, the Beneficiary shall be entitled to take legal proceedings against all of my movables and immovables, present or future.

It is understood that any total or partial payment made in connection with these presents shall reduce my undertaking to that extent.

All of the provisions of the present undertaking shall retain their full effect, whatever changes may occur in the financial or legal situation or the legal form of BIOPHARMEX SA. I intend to personally monitor the situation of BIOPHARMEX SA, and I dispense the Beneficiary from any notice of extension or of non-payment. The Beneficiary shall have no obligation to supply me with information in connection with these presents.

All of the expenses, the fees and penalties to which the present undertaking and performance thereof give rise shall be paid by me, including the recording expenses in case that formality is carried out.

The present Surety is drawn up in the French language, and an official translation into the English language is attached thereto, made by a sworn translation firm. It is explicitly agreed that the parties shall refrain from making any claim resulting purely and simply from differences connected with or resulting from the use of two different languages.

The present Surety is subject to French law. For any difficulty that may arise from performance of these presents and/or from their construction, sole jurisdiction is assigned to the competent Courts of Paris.


Signed in Paris on 28 January 1999

___________________________________
Doctor LAUGIER-LAGLENNE


Have the signature preceded by the following handwritten indication: "Read and approved, accepted for personal, joint and individual surety in an amount [*] in principal, to be increased by any interest at an annual rate of [*], expenses and incidentals, with waiver of beneficium divisionis and beneficium excussionis".



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                        --------------------------------

                                   SCHEDULE 4

                        --------------------------------




TIMETABLE OF APPROVALS BY COUNTRY


To be submitted by Collagen before April 11, 1999





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